Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,286,700 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$283,317,261
Aggregate Outstanding Principal Balance – Treasury Bill	$35,577,147
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.56%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$247,740,114
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	87.44%
Number of Borrowers	8,546
Average Outstanding Principal Balance Per Borrower	$33,152
Number of Loans	15,345
Average Outstanding Principal Balance Per Loan – Treasury Bill	$55,676
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$16,846
Weighted Average Remaining Term to Scheduled Maturity	170 months
Weighted Average Annual Interest Rate	4.96%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2,944	$43,607,994	15.4%
3.01% to 3.50%	2,899	39,944,503	14.1
3.51% to 4.00%	2,770	42,561,059	15.0
4.01% to 4.50%	3,125	48,176,096	17.0
4.51% to 5.00%	1,092	19,569,888	6.9
5.01% to 5.50%	287	6,744,596	2.4
5.51% to 6.00%	244	5,862,066	2.1
6.01% to 6.50%	304	6,579,238	2.3
6.51% to 7.00%	476	12,105,768	4.3
7.01% to 7.50%	195	5,386,097	1.9
7.51% to 8.00%	395	13,341,822	4.7
8.01% to 8.50%	326	16,409,150	5.8
Equal to or greater than 8.51%	288	23,028,984	8.1
Total	15,345	$283,317,261	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,415	$3,701,449	1.3%
$5,000.00-$ 9,999.99	1,325	9,782,672	3.5
$10,000.00-$14,999.99	940	11,666,458	4.1
$15,000.00-$19,999.99	795	13,862,074	4.9
$20,000.00-$24,999.99	610	13,632,916	4.8
$25,000.00-$29,999.99	516	14,155,018	5.0
$30,000.00-$34,999.99	443	14,366,995	5.1
$35,000.00-$39,999.99	338	12,665,328	4.5
$40,000.00-$44,999.99	307	13,047,582	4.6
$45,000.00-$49,999.99	230	10,909,337	3.9
$50,000.00-$54,999.99	180	9,420,315	3.3
$55,000.00-$59,999.99	155	8,896,153	3.1
$60,000.00-$64,999.99	143	8,910,555	3.1
$65,000.00-$69,999.99	124	8,412,522	3.0
$70,000.00-$74,999.99	110	7,988,046	2.8
$75,000.00-$79,999.99	118	9,150,053	3.2
$80,000.00-$84,999.99	96	7,926,831	2.8
$85,000.00-$89,999.99	74	6,456,310	2.3
$90,000.00-$94,999.99	61	5,653,466	2.0
$95,000.00-$99,999.99	62	6,049,682	2.1
$100,000.00 and above	504	86,663,499	30.6

Total	8,546	$283,317,261	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	14,266	$254,427,245	89.8%
31-60 days	256	5,842,732	2.1
61-90 days	210	5,637,498	2.0
91-120 days	123	4,028,006	1.4
121-150 days	95	2,553,308	0.9
151-180 days	67	1,873,423	0.7
181-210 days	77	2,372,209	0.8
Greater than 210 days	251	6,582,840	2.3

Total	15,345	$283,317,261	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED
MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	129	$68,378	*
4 to12	422	370,829	0.1%
13 to 24	533	1,180,951	0.4
25 to 36	800	3,995,284	1.4
37 to 48	1,833	7,077,421	2.5
49 to 60	839	5,421,667	1.9
61 to 72	667	5,654,739	2.0
73 to 84	621	6,163,028	2.2
85 to 96	796	9,277,755	3.3
97 to 108	2,111	27,152,067	9.6
109 to 120	895	15,388,639	5.4
121 to 132	981	21,079,296	7.4
133 to 144	927	24,221,280	8.5
145 to 156	716	19,940,110	7.0
157 to 168	665	21,985,098	7.8
169 to 180	480	16,029,245	5.7
181 to 192	391	13,323,398	4.7
193 to 204	247	8,360,834	3.0
205 to 216	186	6,050,169	2.1
217 to 228	132	5,958,392	2.1
229 to 240	128	6,344,013	2.2
241 to 252	83	3,964,861	1.4
253 to 264	75	2,542,656	0.9
265 to 276	79	4,125,929	1.5
277 to 288	63	3,126,374	1.1
289 to 300	147	12,287,194	4.3
301 to 312	322	25,502,448	9.0
313 to 324	13	888,330	0.3
325 to 336	11	1,042,566	0.4
337 to 348	7	815,227	0.3
349 to 360	17	1,799,207	0.6
361 and above	29	2,179,875	0.8

Total	15,345	$283,317,261	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT
STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	292	$7,276,923	2.6%
Forbearance	835	23,857,693	8.4
Repayment
First year in repayment	64	3,298,485	1.2
Second year in repayment	68	4,655,900	1.6
Third year in repayment	88	5,442,210	1.9
More than 3 years in repayment	13,998	238,786,050	84.3

Total	15,345	$283,317,261	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 170.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST
STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.4	-	203.8
Forbearance	-	16.1	201.1
Repayment	-	-	163.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $7,276,923 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,569,463 or approximately 62.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL
DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	100	$2,235,649	0.8%
Alaska	23	528,651	0.2
Arizona	417	9,371,592	3.3
Arkansas	65	1,248,539	0.4
California	1,781	31,595,537	11.2
Colorado	277	5,457,748	1.9
Connecticut	178	2,263,231	0.8
Delaware	31	402,527	0.1
District of Columbia	50	894,175	0.3
Florida	2,142	38,980,405	13.8
Georgia	448	8,162,455	2.9
Hawaii	66	1,054,275	0.4
Idaho	67	1,253,602	0.4
Illinois	409	6,895,194	2.4
Indiana	268	4,839,236	1.7
Iowa	84	1,272,666	0.4
Kansas	269	4,912,133	1.7
Kentucky	72	1,216,840	0.4
Louisiana	307	6,496,577	2.3
Maine	27	342,606	0.1
Maryland	320	5,686,554	2.0
Massachusetts	321	4,869,755	1.7
Michigan	293	6,209,683	2.2
Minnesota	218	3,857,877	1.4
Mississippi	61	1,246,565	0.4
Missouri	375	7,176,956	2.5
Montana	46	715,882	0.3
Nebraska	35	458,694	0.2
Nevada	123	2,480,138	0.9
New Hampshire	62	1,217,982	0.4
New Jersey	419	6,656,200	2.3
New Mexico	52	1,321,922	0.5
New York	909	14,516,072	5.1
North Carolina	382	6,003,003	2.1
North Dakota	15	233,901	0.1
Ohio	1,081	25,960,674	9.2
Oklahoma	212	3,448,643	1.2
Oregon	252	4,450,424	1.6
Pennsylvania	313	5,098,945	1.8
Rhode Island	45	836,414	0.3
South Carolina	111	2,710,216	1.0
South Dakota	12	167,548	0.1
Tennessee	236	4,506,616	1.6
Texas	1,158	21,750,253	7.7
Utah	49	1,546,075	0.5
Vermont	17	342,510	0.1
Virginia	365	6,360,624	2.2
Washington	512	8,555,127	3.0
West Virginia	42	963,656	0.3
Wisconsin	89	1,389,443	0.5
Wyoming	12	440,388	0.2
Other	127	2,714,883	1.0

Total	15,345	$283,317,261	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS
AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	7,451	$108,784,506	38.4%
Other Repayment Options(1)	5,906	103,958,932	36.7
Income-driven Repayment(2)	1,988	70,573,823	24.9

Total	15,345	$283,317,261	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 88 loans with an aggregate outstanding principal balance of $2,776,085 currently in an interest-only period.  These interest-only loans represent approximately 1.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE
AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,658	112,672,678	39.8%
Unsubsidized	7,687	170,644,584	60.2
Total	15,345	$283,317,261	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT
AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	154	11,832,018	4.2%
October 1, 1993 through June 30, 2006	15,191	271,485,244	95.8
July 1, 2006 and later	0	0
Total	15,345	$283,317,261	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY
AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	397	$5,049,855	1.8%
College Assist	6	74,539	*
Educational Credit Management Corporation	757	14,075,770	5.0
Florida Off Of Student Fin'l Assistance	2,136	33,240,412	11.7
Great Lakes Higher Education Corporation	7,142	155,112,523	54.7
Kentucky Higher Educ. Asst. Auth.	834	11,612,196	4.1
Michigan Guaranty Agency	156	2,504,003	0.9
Nebraska National Student Loan Program	1	20,814	*
Oklahoma Guaranteed Stud Loan Prog	118	1,817,403	0.6
Pennsylvania Higher Education Assistance Agency	1,087	18,364,719	6.5
Texas Guaranteed Student Loan Corp	2,711	41,445,027	14.6
Total	15,345	$283,317,261	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.